FORM OF RELEASE AGREEMENT

This Release Agreement (this "**Agreement**") constitutes the release referred to in that certain Employment Agreement (the "**Employment Agreement**") effective as of September 29, 2015, by and between **L. Dwayne Breaux** ("**Employee**") and Orion Group Holdings, Inc. (f/k/a Orion Marine Group, Inc.), a Delaware corporation (the "**Company**") and is not intended to, nor shall it, void, diminish or reduce any of Employee's continuing obligations as set forth in the Employment Agreement, including in particular, Section 3.8 of said Employment Agreement.

(a) **Released Claims**. For good and valuable consideration, including the Company's provision of payments to Employee in accordance with Section 3.4 of the Employment Agreement, Employee hereby releases, discharges and forever acquits the Company, its subsidiaries and their affiliates and subsidiaries and the past, present and future stockholders, members, owners, investors, partners, directors, officers, managers, employees, agents, attorneys, heirs, representatives, successors and assigns of the foregoing, as well as all employee benefit plans maintained by the Company, its subsidiaries and their affiliates and all fiduciaries and administrators of any such plans, in their personal and representative capacities (collectively, the "**Company Parties**"), from liability for, and hereby waives, any and all claims, damages, or causes of action of any kind related to Employee's employment with any Company Party, the termination of such employment, and any other acts or omissions related to any matter on or prior to the date of the execution of this Agreement including without limitation any alleged violation through the date of this Agreement of: (i) the Age Discrimination in Employment Act of 1967, as amended; (ii) Title VII of the Civil Rights Act of 1964, as amended; (iii) the Civil Rights Act of 1991; (iv) Section 1981 through 1988 of Title 42 of the United States Code, as amended; (v) the Employee Retirement Income Security Act of 1974, as amended; (vi) the Immigration Reform Control Act, as amended; (vii) the Americans with Disabilities Act of 1990, as amended; (viii) the National Labor Relations Act, as amended; (ix) the Occupational Safety and Health Act, as amended; (x) the Family and Medical Leave Act of 1993; (xi) any federal, state or local anti-discrimination or anti-retaliation law; (xii) any federal, state or local wage and hour law; (xiii) any other local, state or federal law, regulation or ordinance; (xiv) any public policy, contract, tort, or common law claim; (xv) any allegation for costs, fees, or other expenses including attorneys' fees incurred in these matters; (xvi) any and all rights, benefits or claims Employee may have under any employment contract, incentive compensation plan or stock option plan with any Company Party or to any ownership interest in any Company Party except as expressly provided in the Employment Agreement and any stock option or other equity compensation agreement between Employee and any Company Party and (xvii) any claim for compensation or benefits of any kind not expressly set forth in Section 3.4 of the Employment Agreement (collectively, the "**Released Claims**"). In no event shall the Released Claims include (a) any claim which arises after the date of this Agreement, (b) any claim to vested benefits under an employee benefit plan, or (c) any claims for contractual payments expressly provided for under Section 3.4 of the Employment Agreement. This Agreement is not intended to indicate that any such claims exist or that, if they do exist, they are meritorious. Rather, Employee is simply agreeing that, in exchange for the consideration recited in the first sentence of this paragraph (to which Employee acknowledges he is not otherwise entitled but for his execution and non-revocation of this Agreement), any and all

potential claims of this nature that Employee may have against the Company Parties, regardless of whether they actually exist, are expressly settled, compromised and waived. By signing this Agreement, Employee is bound by it. Anyone who succeeds to Employee's rights and responsibilities, such as heirs or the executor of Employee's estate, is also bound by this Agreement. This release also applies to any claims brought by any person or agency or class action under which Employee may have a right or benefit. Notwithstanding the release of liability contained herein, nothing in this Agreement prevents Employee from filing any non-legally waivable claim (including a challenge to the validity of this Agreement) with the Equal Employment Opportunity Commission ("**EEOC**") or comparable state or local agency or participating in any investigation or proceeding conducted by the EEOC or comparable state or local agency; however, Employee understands and agrees that Employee is waiving any and all rights to recover any monetary or personal relief or recovery as a result of such EEOC or comparable state or local agency proceeding or subsequent legal actions. **THIS RELEASE INCLUDES MATTERS ATTRIBUTABLE TO THE SOLE OR PARTIAL NEGLIGENCE (WHETHER GROSS OR SIMPLE) OR OTHER FAULT, INCLUDING STRICT LIABILITY, OF ANY OF THE COMPANY PARTIES.**

(b) **No Suit**. Employee agrees not to bring or join any lawsuit against any of the Company Parties in any court relating to any of the Released Claims. Employee represents that Employee has not brought or joined any lawsuit or filed any charge or claim against any of the Company Parties in any court or before any government agency and has made no assignment of any rights Employee has asserted or may have against any of the Company Parties to any person or entity, in each case, with respect to any Released Claims.

(c) **Non-disparage.** Also, for good and valuable consideration, including the Company's provision of payments to Employee in accordance with Section 3.4 of the Employment Agreement and the Company's obligations described in this paragraph, and except as may be required by applicable law or pursuant to any order or directive of any governmental authority or otherwise with the force of law, the Company and the Employee each agrees not to, directly or indirectly, disclose, communicate, or publish any disparaging, negative, harmful, or disapproving information, written communications, oral communications, electronic or magnetic communications, writings, oral or written statements, comments, opinions, facts, or remarks, of any kind or nature whatsoever (collectively, "***Disparaging Information***"), concerning or related to the other Party or to any of the Company's officers or directors (collectively the "**Company Parties**"). Employee understands and acknowledges that this non-disparagement clause prevents him from disclosing, communicating, or publishing, directly or indirectly, any Disparaging Information concerning or related to the Company or the Company Parties including, without limitation, information regarding the Company's businesses, customers or clients, proprietary or technical information, documents, operations, inventions, trade secrets, product ideas, technical information, know-how, processes, plans (including without limitation, marketing plans and strategies), specifications, designs, methods of operation, techniques, technology, formulas, loan operations, software, improvements, internal or external audits, internal controls, or any financial, marketing or accounting information of any nature whatsoever. The Company understands and acknowledges that **(a)** this non-disparagement clause prevents it from disclosing, communicating, or publishing, directly

or indirectly, any Disparaging Information concerning or related to the Employee and/or the Employee's employment with or termination of employment from the Company and **(b)** in responding to employment inquiries concerning the Employee, it shall, in accordance with the law, its corporate policies and this Agreement, only divulge the Employee's former job title and dates of employment and nothing more. Provided however, to be clear and notwithstanding the above, Employee acknowledges and agrees that any release, announcement, filing or other dissemination by the Company of the facts and circumstances relating to Employee's separation of employment with the Company stating "*In connection with these structural changes, effective immediately, Dwayne Breaux has left the Company and will pursue other opportunities*", or other similar wording, shall not constitute nor be construed by Employee as Disparaging Information. Further, each Party acknowledges that said Party has knowingly, voluntarily, and intelligently waived any free speech, free association, free press or First Amendment to the United States Constitution, or any state constitution, rights to disclose, communicate, or publish Disparaging Information concerning or related to the other Party or to the Company Parties. Employee also understands and agrees that he has had a reasonable period of time to consider this non-disparagement clause, to review the non-disparagement clause with Employee's attorney, and to consent to this clause and its terms knowingly and voluntarily.

(d) **Cooperation.** Also, for good and valuable consideration, including the Company's provision of payments to Employee in accordance with Section 3.4 of the Employment Agreement and payment by the Company at the rate of Two Hundred and Fifty Dollars ($250) per hour for hours actually spent as a witness or otherwise if and to the extent, but only to the extent the Company requests his cooperation, and subject to the Company's reimbursement of any and all reasonable expenses incurred in conjunction therewith, Employee agrees to cooperate with the Company (at times and pursuant to schedules reasonable acceptable to Employee in view of, *inter alia,* other commitments of Employee, including business, commercial and work commitments) in connection with the defense or prosecution of any claims, causes of action, investigations, hearings, proceedings, mediations, arbitrations or other tribunals now in existence or which may be brought in the future against or on behalf of the Company that relate to events or occurrences that transpired while Employee was employed with the Company. Employee's cooperation shall include, without limitation, making himself reasonably available to meet with counsel to prepare for discovery, for hearings or for trial, to prepare and submit affidavit(s), act as a witness on behalf of the Company at convenient times, and to provide true and accurate testimony regarding any such matters. Employee understands that during his employment he had communications and received information protected by attorney client privilege and/or the work product doctrine and those communications and information are still protected and cannot be disclosed by Employee to any third party unless expressly authorized by the Company's President and Chief Executive Officer. Employee further agrees that he will not meet or communicate with any person or entity (including their counsel) who are adverse to the Company in litigation for the purpose of discussing that litigation. Employee also agrees to notify the Company of any request made by any person or entity (including their counsel) who are adverse to the Company in litigation for the purpose of discussing that litigation within five days of receiving the request from such person or entity.

(e) **Reminders.** By executing and delivering this Agreement, Employee acknowledges that in connection with Employee's termination of employment with the Company, Employee was reminded of and acknowledges the following legal obligations that are binding on him, in accordance with applicable law, notwithstanding any disposition of this Agreement:

(i) **Confidentiality.** Employee acknowledges and agrees that during his Company employment, the Company disclosed to Employee the Company's unique concepts, sales presentations, marketing programs, marketing strategies, business practices, methods of operation, pricing information, cost information, trademarks, licenses, technical information, proprietary information, computer software programs, tapes and disks concerning its operations systems, customer lists, customer names, account information, customer leads, documents identifying past, present and future customers, customer profile and preference data, hiring and training methods, investment policies, financial and other confidential, proprietary and/or trade secret information concerning its operations and expansion plans ***("Confidential Information").*** The Confidential Information includes, without limitation, information about the Company's business, proprietary, and technical information not known to others that could have economic value to others if improperly disclosed. Confidential Information also means any information the Company discloses to Employee, either directly or indirectly, in writing, orally or by inspection of tangible objects, including, without limitation, information and technical data contained in the Company's manuals, booklets, publications and materials, computer programs and data bases, equipment of every kind and character, as well as documents, prototypes, samples, prospects, inventions, product ideas, know-how, processes, plans (including without limitation, marketing plans and strategies), specifications, designs, means and methods, techniques, technology, formulas, software, improvements, forecasts, and research.

Employee acknowledges and agrees that he is prohibited from disclosing to anyone, including, without limitation, any person, firm, corporation, or other entity, or publish, or use for any purpose, any Confidential Information, except as the Company directs and authorizes. Employee agrees that he shall take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information and agrees to immediately notify the Company in the event of any unauthorized use or disclosure of the Confidential Information. Additionally, if Employee is required to disclose any Confidential Information by a court order, subpoena, or government directive, Employee shall immediately notify the Company no later than **two (2) days** after Employee receives notice of the court order, subpoena or government directive to allow the Company to seek a protective order.

(ii) Return of Company Property/Documents. Employee further acknowledges and agrees that: (a) he did not take with him, copy, alter, destroy, or delete any files, documents, electronically stored information, or other materials,

whether or not embodying or recording any Confidential Information, including copies, without obtaining in advance the written consent of an authorized Company representative; and (b) Employee promptly returned to the Company all Confidential Information, documents, files, records and tapes, whether written in hardcopy form or electronically stored, that had been in his possession or control regarding the Company, and Employee has not, nor will use or disclose such materials in any way or in any format, including written information in any form, information stored by electronic means, and all copies of these materials. Employee further agrees and confirms that he immediately returned to the Company all Company property, including, without limitation, automobiles, keys, equipment, computer(s), tablets, i-pads and computer equipment, devices, Company cellular phones and any personal digital assistants, Company credit cards, data, electronically stored information, lists, correspondence, notes, memos, reports, or other writings prepared by the Company or Employee on behalf of the Company.

(f) **Further Acknowledgments.** By executing and delivering this Agreement, Employee further acknowledges that:

(i) Employee has carefully read this Agreement;

(ii) Employee has had at least **twenty-one (21)** days to consider this Agreement before the execution and delivery hereof to the Company;

(iii) Employee has been and hereby is advised in writing that Employee may, at Employee's option, discuss this Agreement with an attorney of Employee's choice and that Employee has had adequate opportunity to do so;

(iv) Employee fully understands the final and binding effect of this Agreement; the only promises made to Employee to sign this Agreement are those stated in the Employment Agreement and herein; and Employee is signing this Agreement voluntarily and of Employee's own free will, and that Employee understands and agrees to each of the terms of this Agreement; and

(v) With the exception of any sums that Employee may be owed pursuant to Section 3.4 of the Employment Agreement, Employee has been paid all wages and other compensation to which Employee is entitled under the Agreement and received all leaves (paid and unpaid) to which Employee was entitled during the Employment Period (as defined in the Employment Agreement).

Notwithstanding the initial effectiveness of this Agreement, Employee may revoke the delivery (and therefore the effectiveness) of this Agreement within the seven-day period beginning

on the date Employee delivers this Agreement to the Company (such seven day period being referred to herein as the "**Release Revocation Period**"). To be effective, such revocation must be in writing signed by Employee and must be received by the President and Chief Executive Officer of the Company, his designated agent, or his principal office, marked for his attention, before 11:59 p.m., Houston, Texas time, on the last day of the Release Revocation Period. If an effective revocation is delivered in the foregoing manner and timeframe, this Agreement shall be of no force or effect and shall be null and void. No consideration shall be paid if this Agreement is revoked by Employee in the foregoing manner.

Executed on this 4 day of December, 2017.

L. Dwayne Breaux

RECEIPT ACKNOWLEDGED &
ALL OF THE ABOVE AGREED TO:

Orion Group Holdings, Inc.

By:
Title: **Mark R. Stauffer, President & CEO**
Date: December 4, 2017